SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): August 21, 2002
                                                  ----------------


                            Advanced Photonix, Inc.
                           -------------------------
             (Exact Name of Registrant as specified in its Charter)



    Delaware                         1-11056                      33-0325836
   --------------------------------------------------------------------------
   (State or other jurisdiction    (Commission               (IRS Employer
         of incorporation)         File Number)            Identification No.)



          1240 Avenida Acaso, Camarillo, California         93012
          ---------------------------------------------------------
          (Address of Principal Executive Offices)       (ZIP Code)





                         Registrant's telephone number,
                      including area code: (805) 987-0146
                                           ---------------

This current report on Form 8-K/A amends Item 7 of the current report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2002.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements
     --------------------
     Previously filed with the Securities and Exchange Commission on Form 8-K, dated August 21, 2002.

(b)  Pro Forma Information
     ---------------------
     (i) Unaudited pro forma condensed consolidated balance sheet of Advanced Photonix, Inc. and Silicon Sensors, LLC at June 30, 2002.

     (ii) Unaudited pro forma condensed consolidated statement of operations of Advanced Photonix, Inc. and Silicon Sensors, LLC for the three months ended June 30, 2002.

     (iii) Unaudited pro forma condensed consolidated statement of operations of Advanced Photonix, Inc. and Silicon Sensors, LLC for the twelve months ended March 31, 2002.

ADVANCED PHOTONIX, INC.  AND SILICON SENSORS, LLC

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2002 (UNAUDITED)

                                                  API               SSI           Adjustments              Consolidated

ASSETS

CURRENT ASSETS:
Cash and cash equivalents                   $  2,944,000       $   22,000         $(1,799,000) (a)         $  1,167,000
Short-term investments                         1,002,000                                                      1,002,000
Accounts receivable                            1,069,000          350,000                                     1,419,000
Inventory                                      2,813,000          485,000              32,000  (f)            3,330,000
Prepaid and other current assets                 133,000           96,000            (120,000) (d)              109,000
                                            ------------       ----------         -----------              ------------
Total current assets                           7,961,000          953,000          (1,887,000)                7,027,000
                                            ------------       ----------         -----------              ------------

PROPERTY AND EQUIPMENT                         3,692,000        1,469,000             251,000  (f)            5,412,000
Less accumulated depreciation                 (3,069,000)        (933,000)                                   (4,002,000)
                                            ------------       ----------         -----------              ------------
Property and equipment, net                      623,000          536,000             251,000                 1,410,000
                                            ------------       ----------         -----------              ------------

GOODWILL                                         483,000                              437,000
                                                                                     (283,000) (f)
                                                                                       39,000  (h)
                                                                                      120,000  (d)
                                                                                       19,000  (i)              815,000
                                            ------------       ----------         -----------              ------------
                                                 483,000                              332,000                   815,000
                                            ------------       ----------         -----------              ------------

OTHER ASSETS                                      24,000            6,000             131,000  (g)              161,000
                                            ------------       ----------         -----------              ------------

PATENTS                                           22,000                                                         22,000
                                            ------------       ----------         -----------              ------------

TOTAL ASSETS                                $  9,113,000       $1,495,000         $(1,173,000)             $  9,435,000
                                            ============       ==========         ===========              ============


                                                      (Continued)

ADVANCED PHOTONIX, INC. AND SILICON SENSORS, LLC

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - Continued
JUNE 30, 2002 (UNAUDITED)
                                                  API               SSI           Adjustments              Consolidated

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                            $    255,000       $   153,000        $                        $    408,000
Current portion of long-term debt                                   50,000            (50,000) (e)
Accrued salaries and benefits                    228,000                                                        228,000
Accrued expenses                                   5,000            79,000            126,000  (g)
                                                                                       19,000  (i)              229,000
                                            ------------       -----------        -----------              ------------
     Total current liabilities                   488,000           282,000             95,000                   865,000
                                            ------------       -----------        -----------              ------------

LONG-TERM DEBT, Note payable, less
  current portion                                                  838,000           (838,000) (e)
                                            ------------       -----------        -----------              ------------

CLASS A CONVERTIBLE PREFERRED                     32,000                                                         32,000
                                            ------------       -----------        -----------              ------------

Members' equity                                                    325,000           (325,000) (c)
Common stock, class A                             12,000                                                         12,000
APIC                                          26,581,000                               39,000  (h)           26,620,000
Retained earnings (deficit)                  (18,000,000)           50,000            (50,000) (b)
                                                                                      (94,000) (g)          (18,094,000)
                                            ------------       -----------        -----------              ------------
Total stockholders' equity                     8,593,000           375,000           (430,000)                8,538,000
                                            ------------       -----------        -----------              ------------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                      $  9,113,000       $ 1,495,000        $(1,173,000)             $  9,435,000
                                            ============       ===========        ===========              ============

See notes to pro forma financial statements.

ADVANCED PHOTONIX, INC. AND SILICON SENSORS, LLC

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                       API          SSI           Adjustments         Consolidated

SALES                                              $1,548,000    $ 639,000                             $2,187,000
COST OF GOODS SOLD                                    916,000      615,000                              1,531,000
                                                   ----------    ---------                             ----------
GROSS PROFIT                                          632,000       24,000                                656,000
                                                   ----------    ---------                             ----------
OPERATING EXPENSES:
Research and development                              142,000                                             142,000
Sales and marketing                                   234,000       62,000                                296,000
General and administrative                            307,000       84,000        $ 19,000 (g)            410,000
                                                   ----------    ---------        --------             ----------
Total operating expenses                              683,000      146,000          19,000                848,000
                                                   ----------    ---------        --------             ----------

LOSS FROM OPERATIONS                                  (51,000)    (122,000)        (19,000)              (192,000)
                                                   ----------    ---------        --------             ----------

OTHER INCOME (EXPENSE):
Interest Income                                        28,000                                              28,000
Interest expense                                                   (17,000)                               (17,000)
Other income                                                        10,000                                 10,000
                                                   ----------    ---------        --------             ----------
Other income (expense), net                            28,000       (7,000)                                21,000
                                                   ----------    ---------        --------             ----------

LOSS BEFORE INCOME TAXES                              (23,000)    (129,000)        (19,000)              (171,000)
INCOME TAXES
                                                   ----------     ---------       --------             ----------
NET LOSS                                           $  (23,000)   $(129,000)       $(19,000)            $ (171,000)
                                                   ==========    =========        ========             ==========

WEIGHTED AVERAGE SHARES OUTSTANDING                                                                    12,247,000
                                                                                                       ==========
BASIC AND DILUTED LOSS PER SHARE                                                                       $    (0.01)
                                                                                                       ==========

See notes to pro forma financial statements.

ADVANCED PHOTONIX, INC. AND SILICON SENSORS, LLC

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 30, 2002 (UNAUDITED)

                                                       API          SSI           Adjustments         Consolidated

SALES                                              $6,931,000    $3,664,000                           $10,595,000
COST OF GOODS SOLD                                  4,170,000     2,726,000                             6,896,000
                                                   ----------    ----------                           -----------
GROSS PROFIT                                        2,761,000       938,000                             3,699,000
                                                   ----------    ----------                           -----------

OPERATING EXPENSES:
Research and development                              467,000                                             467,000
Sales, general and administrative                   2,165,000       935,000       $ 75,000 (g)          3,175,000
Acquisition investigation                             616,000                                             616,000
                                                   ----------    ----------       --------            -----------
Total operating expenses                            3,248,000       935,000         75,000              4,258,000
                                                   ----------    ----------       --------            -----------

INCOME (LOSS) FROM OPERATIONS                        (487,000)        3,000        (75,000)              (559,000)
                                                   ----------    ----------       --------            -----------

OTHER INCOME (EXPENSE):
Interest Income                                       203,000                                             203,000
Interest expense                                                    (65,000)                              (65,000)
Other income                                            2,000                                               2,000
                                                   ----------    ----------       --------            -----------
Other income (expense), net                           205,000       (65,000)                              140,000
                                                   ----------    ----------       --------            -----------

LOSS BEFORE INCOME TAXES                             (282,000)      (62,000)       (75,000)              (419,000)
INCOME TAXES                                           (2,000)                                             (2,000)
                                                   ----------    ----------       --------            -----------

NET LOSS                                           $ (284,000)   $  (62,000)      $(75,000)           $  (421,000)
                                                   ==========    ==========       ========            ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                                                                    12,209,000
                                                                                                      ===========
BASIC AND DILUTED LOSS PER SHARE                                                                      $     (0.03)
                                                                                                      ===========


See notes to pro forma financial statements.

ADVANCED PHOTONIX, INC. AND SILICON SENSORS, LLC


NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2002 gives effect to the consolidated results of operations as if the merger occurred at April 1, 2002. The unaudited pro forma condensed consolidated statement of operations for the year ended March 30, 2002 gives effect to the consolidated results of operations as if the merger occurred at April 1, 2001. These results are not necessarily indicative of the consolidated results of operations of Advanced Photonix, Inc. ("API") as they may be in the future, or as they might have been had these events been effective at April 1, 2001. The unaudited pro forma condensed consolidated statements are based on the individual historical results of operations of API and Silicon Sensors, LLC ("SSI"), and have been prepared to reflect the acquisition of SSI by API. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at June 30, 2002 as if the merger occurred at April 1, 2001. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of API and SSI and the related notes thereto.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 2002 AND CONDENSED CONSOLIDATED INCOME STATEMENTS:

a. To reflect payment of $1,700,000 in cash and $99,000 towards Non-Compete Agreement.

b. Elimination of historical retained earnings at SSI.

c. To reflect elimination of Silicon Sensor, LLC Members' interest.

d. To reflect $120k in merger expenses incurred by API.

e. To reflect liabilities not purchased by API.

f. To reflect "write-up" of assets and liabilities to estimated fair market value.

g. To reflect "Non-Compete Agreement" with Jack McCook and related amortization.

h. To reflect Black-Scholes FMV of options in API common stock granted to Silicon Sensors, LLC Members.

i. To reflect final adjustment to purchase price, based on net working capital at August 21, 2002.


NOTE: The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such pro forma condensed consolidated financial information. Based on current information, the preliminary determination of the cost in excess of the net assets acquired and the allocation to goodwill should not materially differ from the final determination.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ADVANCED PHOTONIX, INC.



                                     By: /s/ Brock Koren
                                         ------------------------
                                         Brock Koren, President and Chief
                                           Executive Officer

Dated: November 1, 2002
       ----------------